UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 1, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1808 North Shoreline Boulevard

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2005, the Compensation Committee of the Board of Directors of SumTotal Systems, Inc., a Delaware corporation (the “Company”) approved an amendment to the 2005 Executive Incentive Plan (the “Executive Incentive Plan”) that modifies one of the financial criteria for payment of incentive bonuses.

The description above is qualified in its entirety by the Executive Incentive Plan, as amended, which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	SumTotal Systems Executive Incentive Plan 2005, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Erika Rottenberg
Erika Rottenberg Senior Vice President, General Counsel & Secretary

Date: December 5, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	SumTotal Systems Executive Incentive Plan 2005, as amended